Exhibit 99.1 NAREIT Presentation June 2019

This document may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern and are based upon, among other things, the possible expansion of the company’s portfolio; the sale of properties; the performance of its operators/tenants and properties; its ability to enter into agreements with new viable tenants for vacant space or for properties that the company takes back from financially troubled tenants, if any; its occupancy rates; its ability to acquire, develop and/or manage properties; the ability to successfully manage the risks associated with international expansion and operations; its ability to make distributions to shareholders; its policies and plans regarding investments, financings and other matters; its tax status as a real estate investment trust; its critical accounting policies; its ability to appropriately balance the use of debt and equity; its ability to access capital markets or other sources of funds; its ability to meet its earnings guidance; and its ability to finance and complete, and the effect of, future acquisitions. When the company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The company’s expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including, but not limited to: material differences between actual results and the assumptions, projections and estimates of occupancy rates, rental rates, operating expenses and required capital expenditures; the status of the economy; the status of capital markets, including the availability and cost of capital; issues facing the healthcare industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost-effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the healthcare, seniors housing and life science industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; the company’s ability to transition or sell facilities with profitable results; the failure to make new investments as and when anticipated; acts of God affecting the company’s properties; the company’s ability to re-lease space at similar rates as vacancies occur; the failure of closings to occur as and when anticipated, including the receipt of third-party approvals and healthcare licenses without unexpected delays or conditions; the company’s ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant or joint venture partner bankruptcies or insolvencies; the cooperation of joint venture partners; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; regulatory approval and market acceptance of the products and technologies of life science tenants; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future acquisitions and the integration of multi-property acquisitions; environmental laws affecting the company’s properties; changes in rules or practices governing the company’s financial reporting; the movement of U.S. and foreign currency exchange rates; and legal and operational matters, including real estate investment trust qualification and key management personnel recruitment and retention. Finally, the company assumes no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements. 1

Company Profile Overview Portfolio Snapshot l DOC is an internally managed healthcare REIT Gross Real Estate Assets $4.41bn focused on the selective acquisition and management of high-quality medical office facilities # of Properties Owned 250 leased to leading health systems Gross Leasable Area (SF) 13.6mm l Management’s significant relationships with physicians, hospitals, and health systems offers a % Leased 95.4% distinct strategic advantage relative to peers Weighted Average Lease Term 7.7 years Portfolio Statistics Building Type (% Cash NOI) Campus Proximity (% Cash NOI) Lease Type (% Annualized Base Rent) Gross, 1% Modified Gross, LTACH, Off Campus, 6% 2% 12% MOB, NNN, Specialty 93% Absolute 78% Hospital, Net, 15% 5% On-Campus / Affiliated, 88% All figures as of March 31, 2019 2

Portfolio History Opportunistic growth through relationship-based acquisitions Peachtree A MN B CHI C ROFR D Dunwoody Portfolio Portfolio Portfolio --------- --------- --------- --------- Atlanta, GA Minnesota 51 Properties, 5 Properties, Acquired 2/14 Acquired 2/15 10 States 3 States $36.7mm $116.3mm Acquired 2Q16 Acquired 2Q17 Cap Rate: 7.0% Cap Rate: 6.4% $718.5mm $577.0mm RSF: 131,368 RSF: 362,355 Cap Rate: 6.3% Cap Rate: 4.7% RSF: 3,132,263 RSF: 1,130,552 4,500,000 D 14,000,000 4,000,000 12,000,000 3,500,000 C 3,000,000 10,000,000 2,500,000 8,000,000 2,000,000 6,000,000 1,500,000 B A 4,000,000 Area Leasable Gross 1,000,000 Gross Real Estate Investments Estate Real Gross 500,000 2,000,000 - - Gross Real Estate Assets Net Real Estate Investments/Quarter Total Healthcare Property GLA Average First Year Cash Yield on Property Investments: 2013: 8.6% 2014: 7.6% 2015: 6.9% 2016: 6.6% 2017: 5.5% 2018: 5.5% 3

Demonstrated Acquisition Discipline DOC’s transformative growth has taken place only when advantageous Premium to Consensus NAV vs Net Acquisition Volume A 30% $720,000 MN Portfolio C ----------- A Follow-On 25% $600,000 Offering January 2015 $297mm at 20% $480,000 $16.40 / sh B 15% $360,000 B CHI Portfolio 10% $240,000 ----------- Follow-On Offering 5% $120,000 April 2016 $443mm at 0% $0 $17.85 / sh -5% ($120,000) C ROFR Portfolio ----------- -10% ($240,000) Follow-On Offering June 2017 -15% ($360,000) $421mm at $20.40 / sh -20% ($480,000) 4

Normalized FFO Performance Demonstrated ability to grow per-share earnings Normalized FFO / Share History 0.41 0.40 0.40 0.39 0.25 0.22 DOC HTA HR Per Share Normalized FFO Growth - 1Q16 to Last Reported Period +14% 0% -5% 5

Funds Available for Distribution Growth Disciplined focus on increasing cash flow FAD Normalized/ Share History FAD(Indexed / Share History to FY 2014) 138 DOC IPO: July 2013 112 106 2014 2015 2016 2017 2018 DOC HTA HR Year-Over-Year FAD / Share Growth 2014 / 2015 2015 / 2016 2016 / 2017 2017 / 2018 Cumulative +25% + 4% + 6% + 1% + 38% + 9% + 2% - 1% - 4% + 6% + 17% - 1% - 2% - 2% + 12% 6

Healthcare’s Favorable Demographics l The U.S. population is projected to age considerably in Healthcare Expenditures Per Capita the coming decades $32,903 n Per-capita healthcare spending by individuals aged 65 and over is nearly 3x that of other groups on an annual basis l The CMS projects a 64% increase in healthcare $16,977 expenditures during the next 10 years – largely driven $10,212 by these demographic shifts $3,749 $4,856 National Health Expenditures Projected % of US Population >64 Years Old ($ in billions) 21% 21% 19% $5,963 $5,651 17% $5,345 $5,049 15% $4,767 $4,502 $4,255 $4,031 $3,823 $3,647 $3,492 $3,361 $3,206 $3,031 $2,882 Sources: American Hospital Association TrendWatch Chartbook 2018, Centers for Medicare and Medicaid Services, US Census Bureau 7

# Off-Campus Momentum

DOC
LISTED
NYSE

- Rapidly increasing demand and consumerism will require care to be provided in a more efficient and convenient manner
  - Outpatient MOBs offer convenience to consumers, while allowing providers to efficiently integrate care in a single, efficient location
- Healthcare delivery is already moving to the outpatient setting
  - Inpatient admissions have declined consistently during the prior 20 years, while outpatient visits have increased dramatically
- The highest revenue generating services can be executed off-campus – reducing cost and increasing provider profit

## Distribution of Outpatient vs Inpatient Revenues


72%
28%
52%
48%
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
Outpatient
Inpatient

## Average Revenue Generated per Specialty
(U.S. Healthcare Sector - Top 10 - in $mm)


Cardiovascular Surgery $3.7
Cardiology (Invasive) $3.5
Neurosurgery $3.4
Orthopedic Surgery $3.3
Gastroenterology $3.0
Hematology / Oncology $2.9
General Surgery $2.7
Internal Medicine $2.7
Pulmonology $2.4
Cardiology (Non-Invasive) $2.3

DOC's top tenant specialties (Orthopedics, Surgery, and Oncology) are among the highest revenue generating providers in the US

## Admissions / Visits per 1,000 Persons


Inpatient
125
120
115
110
105
100
95
Outpatient
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
Outpatient
Inpatient

Sources: American Hospital Association TrendWatch Chartbook 2018, Merritt Hawkins 2019 Physician Inpatient/Outpatient Revenue Survey

8

PHYSICIANS REALTY TRUST

Campus ≠ Quality l On-campus MOBs have traditionally demanded higher MOB Cap Rates by Asset Size – 2017 & 2018 pricing than off-campus equivalents due to a perceived 6.6% reduction of risk by novice investors 2018 Acquisitions Average 6.4% 155k Leasable Feet l This approach fails to acknowledge undeniable trends 6.0% in healthcare, misattributing value to the campus rather 5.8% than the health system tenant <20k 20k - 40k 40k - 80k >80k l While MOBs surrounding some hospitals may be strong investments, superior risk-adjusted returns can often be found off-campus through the targeting of high quality properties occupied by investment grade systems MOB Construction Starts / On vs Off Campus 69% 57% 43% 31% Off Campus On Campus Source: Revista 2019 Medical Real Estate Investment Forum 9

How DOC Defines Quality Tenant Credit Quality Building Age 30% 70% Traditional Building Size Tenant Real Estate Quality Quality Measures Measures Market Health Tenant Affiliation Building Ecosystem Average Remaining Market Share / Lease Term Position 10

Portfolio Diversification DOC’s portfolio is diversified across 30 states, with no MSA representing over 8% of leasable square footage or tenant responsible for more than 6% of annual base rent Credit Rating(1) Top Ten MSAs MSA Rank % GLA Top Ten Tenants % ABR (Moody’s / S&P) 1 Atlanta / Sandy Springs / Roswell, GA 9 7.7% 1 CommonSpirit - CHI – Nebraska Baa1 / BBB+ 5.7% 2 Dallas / Fort Worth / Arlington, TX 4 5.9% 2 CommonSpirit - CHI - KentuckyOne Baa1 / BBB+ 4.7% 3 Louisville / Jefferson County, KY / IN 45 5.4% 3 Northside Hospital Not Rated 3.5% 4 Phoenix / Mesa / Scottsdale, AZ 11 5.4% 4 Baylor Scott and White Aa3 / AA- 2.7% 5 Minneapolis / St. Paul / Bloomington, MN / WI 16 5.3% 5 Ascension - St. Vincent’s Aa2 / AA+ 2.6% 6 Omaha / Council Bluffs, NE / IA 59 4.4% 6 US Oncology, Inc. Baa2 / BBB+ 2.4% 7 Indianapolis / Carmel / Anderson, IN 34 4.3% 7 CommonSpirit - CHI - St. Alexius Baa1 / BBB+ 2.2% 8 Columbus, OH 32 3.5% 8 HonorHealth A2 / NA 2.1% 9 Seattle / Tacoma / Bellevue, WA 15 2.8% 9 Great Falls Clinic Not Rated 1.9% 10 El Paso, TX 68 2.3% 10 Holston Medical Group Not Rated 1.8% Total 47.0% Total 29.6% Note: All figures as of March 31, 2019 (1) Parent rating used where appropriate 11

# Tenant Watchlist

DOC LISTED NYSE

## DOC's active watchlist includes four tenants with an unreserved accounts receivable balance of greater than $5k

| Tenant | Location | Tenant ABR | % Portfolio ABR | Receivable Balance | Straight Line Rent Balance | Commentary |
|---|---|---|---|---|---|---|
| LifeCare LTACHs (Master Lease) | Plano, TX<br>Ft. Worth, TX<br>Pittsburgh, PA | $ 4.5mm | 1.6% | $ 0.8mm | $ 3.4mm | Balance represents two months of uncollected rent. LifeCare bankruptcy and sale process initiated May 2019. DOC master lease was not rejected during initial review, and the resumption of rent payments is expected to occur June 2019. |
| Foundation El Paso | El Paso, TX | 3.9mm | 1.3% | 1.7mm | 3.0mm | Balance represents five months of uncollected rent. Tenant has made significant improvements in operating expenses and revenue cycle; expects to start catch-up payments on past due balance in June using proceeds from revenue improvements and partner capital call. |
| Foundation San Antonio | San Antonio, TX | 2.8mm | 1.0% | 0.5mm | 1.0mm | Balance represents two months of uncollected rent. Cash balance in arrears is currently being serviced under a payment plan between the tenant and the Company which is expected to be fully repaid by December 31, 2019. |
| Eastern Orange ASC | Cornwall, NY | 0.7mm | 0.2% | 0.2mm | 0.1mm | Balance represents three months of rent and CAM charges. Balance past due is under a weekly repayment plan and is expected to be fully repaid by August 31, 2019. |
| Total | | $ 11.9mm | 4.1% | $ 3.2mm | $ 7.5mm | |

Note: Figures as of May 31, 2019.

12

PHYSICIANS REALTY TRUST

Superior Stability, Improved Quality Higher Tenant Credit Quality Larger, Higher Quality Properties DOC Investment Grade Tenancy DOC Average Building Size (% Leased GLA) (GLA) 60% 55,000 54,356 53% 50% 50,000 40% 45,000 29% 38,810 30% 40,000 20% 35,000 10% 30,000 Industry-Leading Leasing Lower Near-Term Expirations Near Term Lease Expirations Portfolio % Leased (Average % ABR – 2019 to 2023) 98% 15% 96% Peer Average: 11.3% / yr 12% 94% 9% 92% 6% 90% 4.2% 3% 88% 0% DOC WELL HTA HCP VTR HR DOC Big 3 - Ave HR & HTA - Ave Source: Company filings. Expiration statistics are presented as of 3/31/19 for MOBs only. VTR average 13 expirations from 2019 to 2022.

Stable Expiration Schedule DOC HTA / HR DOC’s portfolio provides industry leading stability, exceeding % Leased 95.4% 89.5% closest peers in occupancy and remaining lease term Wtd. Ave. Lease Term 7.7 Years 4.8 Years Lease Expiration Schedule (% Portfolio ABR as of March 31, 2019) 30% 25.1% 25% 21.0% 20% 15% 10.9% 10% 8.8% 7.6% 5.7% 5.7% 4.4% 4.8% 5% 3.6% 2.4% 0% % Leased GLA 2.5% 3.7% 4.6% 4.9% 4.7% 6.0% 7.1% 27.3% 9.1% 10.0% 20.1% Source: Company filings. 2019 expirations include MTM leases. 14

# Tenant Specialty Mix

DOC
LISTED
NYSE

## Tenant mix is well positioned to capitalize on healthcare delivery trends

**Portfolio Healthcare Specialties**
(As of March 31, 2019)

| On-Campus / Affiliated Assets | % GLA | % ABR |
|---|---|---|
| Multi-Specialty (Health System) | 45.6% | 41.8% |
| Oncology | 8.0% | 9.2% |
| Surgery Center | 6.3% | 10.2% |
| Orthopedics | 3.8% | 3.9% |
| Internal Medicine | 3.7% | 3.6% |

| Off-Campus / Unaffiliated Assets | % GLA | % ABR |
|---|---|---|
| Orthopedics | 29.6% | 28.5% |
| Oncology | 11.4% | 14.5% |
| Ophthalmology | 10.8% | 11.5% |
| Surgery Center | 7.1% | 8.9% |
| Non-Affiliated Multi-Specialty | 5.1% | 5.3% |

**Average Revenue Generated per Specialty**
(U.S. Healthcare Sector - Top 10 - in $mm)



Cardiovascular Surgery $3.7
Cardiology (Invasive) $3.5
Neurosurgery $3.4
Orthopedic Surgery $3.3
Gastroenterology $3.0
Hematology / Oncology $2.9
General Surgery $2.7
Internal Medicine $2.7
Pulmonology $2.4
Cardiology (Non-Invasive) $2.3
: Top three portfolio specialties, excluding Multi-Specialty providers



Lowest
Tenant Desirability Index
Highest
Commercial / Retail
Family Medicine
PT / OT
Non-Affiliated Multi-Specialty
Pharmacy
Dermatology
System-Affiliated Multi-Specialty
Ophthalmology
Imaging / Radiology
Orthopedics
Oncology
Surgery Center

Note: "% GLA" and "% ABR" data presented as a percentage of "On-Campus / Affiliated" and "Off-Campus Unaffiliated" tenancy in each respective table. Specialty revenue data sourced from Merritt Hawkins 2019 Physician Inpatient/Outpatient Revenue Survey

15

PHYSICIANS REALTY TRUST

Strong Liquidity with Access to Capital Extensive relationships allow for flexibility in financing Demonstrated experience in accessing the capital markets… • Nine Follow-On Offerings IPO & Follow-On • Second Amended and Expanded Credit Facility Offerings ($2.5b) • $300 million ATM Program Revolving Unsecured Private Debt Credit Facility Placements • Multiple Direct Private Debt Placements ($850mm) ($225mm) • Two Public Debt Offerings Investment Grade Rated by Unsecured Public Debt Term Loan Offerings Moody’s (‘Baa3’) and S&P (‘BBB-’) ($250mm) ($750mm) ATM Equity Program Unencumbered Gross Real Estate Assets of over $4.1b ($300mm) as of March 31, 2019 16

Commitment to Responsible Borrowing The Company recently completed the recast of its Credit Facility, deferring the next significant debt maturity to 2022 Debt Maturity Schedule (As of March 31, 2019) $450 Senior Notes $425 $402 $400 Credit Facility Mortgages $350 $300 $265 $258 $250 Millions $200 $150 $100 $70 $45 $50 $24 $26 $25 $15 $7 $- $- $- $- 17

Conservative, Measured Leverage DOC remains comfortably in compliance with all covenant thresholds Consolidated Leverage Ratio Secured Leverage Ratio 70% 40% 60% 50% 30% 40% 30% 20% 20% 10% 10% 0% 0% DOC Threshold DOC Threshold Consolidated Debt Service Maintenance of Unencumbered Assets 6.00x 5.00x 5.00x 4.00x 4.00x 3.00x 3.00x 2.00x 2.00x 1.00x 1.00x 0.00x 0.00x DOC Threshold DOC Threshold Note: Covenants as determined by the Company’s March 2017 and December 2017 notes 18

Total Shareholder Return Shareholder returns exceed closest peers and major indices Total Shareholder Return Since DOC IPO 140% DOC (+120%) HTA (+66%) 120% +120% HR (+56%) 100% S&P 500 (+87%) SNL US REIT (+61%) 80% 60% +66% 40% +56% 20% 0% -20% Source: SNL Financial. Performance as of May 28, 2019. 19

REPORTING DEFINITIONS Adjusted Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (Adjusted EBITDAre): We define Adjusted EBITDAre for DOC as EBITDAre, computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), plus acquisition-related expenses, non-cash compensation, and other non-reoccurring items. We consider Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying reported base rent for March 2019 by 12 (but excluding the impact of concessions and straight-line rent). Assets Slated for Disposition: Properties that are included in discontinued operations, designated as held for sale, or for which there is an active intent to sell or reposition such properties. Where indicated, such assets are excluded from property counts, concentration statistics, and performance metrics for all periods presented. Results from these assets are included in the Company’s GAAP financial results and reconciliations. Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items. Other non-cash and normalizing items include items such as the amortization of lease inducements, and payment received from a seller master lease. DOC believes that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, DOC believes that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, DOC’s use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Coverage Ratio: Reflects the ratio of full-year EBITDAR to rent of indicated properties. Coverage ratios are calculated one quarter in arrears, beginning the first full quarter after acquisition, for all properties the company has owned for fifteen months. Management fee is standardized to 4% of revenues for LTACHs. Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (EBITDAre): In 2017, NAREIT issued a white paper defining EBITDA for real estate as net income or loss computed in accordance with GAAP plus interest expense, income tax expense, depreciation and amortization expense, impairment, gains or losses from the sale of real estate; and the proportionate share of joint venture depreciation, amortization and other adjustments. We adopted the use of EBITDAre in the first quarter of 2018. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by NAREIT. NAREIT defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with NAREIT definition or that interpret the NAREIT definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital ownership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. LTACHs: Long-term acute care hospitals (LTACH) provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities. 19

REPORTING DEFINITIONS (continued) Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from DOC’s total portfolio of properties before general and administrative expenses, acquisition-related expenses, depreciation and amortization expense, REIT expenses, interest expense and net change in the fair value of derivative financial instruments, and gains or loss on the sale of discontinued properties. DOC believes that NOI provides an accurate measure of operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, DOC’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): DOC defines Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above or below market leases and assumed debt, amortization of deferred financing costs, amortization of lease inducements, and recurring capital expenditures related to tenant improvements and leasing commissions, and includes cash payments from seller master leases and rent abatement payments. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although the Company’s computation of Normalized FAD may not be comparable to that of other REITs, the Company believes Normalized FAD provides a meaningful supplemental measure of its performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of the Company’s financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, DOC uses Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acquisition expenses, acceleration of deferred financing costs, write off contingent consideration and other normalizing items. However, our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: On-campus refers to a property that is located on or within a quarter mile to a health system. Affiliated refers to a property that is not on the campus of a health system, but is affiliated with a health system. Same-Store Cash Net Operating Income (NOI): Same-Store Cash NOI is a non-GAAP financial measure which excludes from Cash NOI assets not held for all periods, assets slated for disposition, and other normalizing items not specifically related to the same-store property portfolio. Management considers Same-Store Cash NOI a supplemental measure because it allows investors, analysts, and Company management to measure unlevered property-level operating results. Our use of the term Same-Store Cash NOI may not be comparable to that of other real estate companies, as such other companies may have different methodologies for computing this amount. Same-Store Portfolio: The same-store portfolio consists of medical properties held by the Company for the entire preceding year and not currently slated for disposition. Section 603 Assets: For the purposes of this Supplemental Information, "603 Asset" is defined to be our estimate of Annualized Base Revenue (ABR) as a percentage of all our ABR, derived from leases to hospitals for hospital outpatient department space located in an off-campus medical office building at least 250 yards from the hospital's main campus inpatient location, and that was billing Medicare for outpatient department services provided in that off-campus location as of November 2, 2015. ABR that is "not-603" for the purposes of this Supplemental Information could and would include ABR from space leased to a hospital outpatient department services provided in leased space within the 250 yard requirement for on-campus locations or in buildings that are more than 250 yards from the hospital service provider's main campus, but the hospital did not start billing for that service in the location until after November 2, 2015. 20